Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator S&P 500 Buffer ETF™ – August

Innovator S&P 500 Power Buffer ETF™ – August

Innovator S&P 500 Ultra Buffer ETF™ – August

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 1, 2021

July 23, 2021

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on July 31, 2021, and each Fund will commence a new outcome period that will begin on August 1, 2021 and end on July 31, 2022. Each Fund’s Cap will not be determined until the start of the new outcome period on August 1, 2021. Effective as of the commencement of the outcome period on August 1, 2021, the outcomes for the Funds will be based upon the SPDR® S&P 500® ETF Trust. As of July 22, 2021, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator S&P 500 Buffer ETF™ – August	BAUG	11.75% – 13.17% (10.96% – 12.38% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Power Buffer ETF™ – August	PAUG	7.23% – 8.31% (6.44% – 7.52% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Ultra Buffer ETF™ – August	UAUG	5.82% – 6.38% (5.03% – 5.59% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference